Exhibit 99.1

Contango Announces Acquisition of HighGold

Growing an Emerging North American Gold Producer with an Industry Leading Pipeline of High-Grade Gold Deposits located in Alaska, USA

FAIRBANKS, Alaska--(May 2, 2024) -- Contango ORE, Inc. (“Contango” or the “Company”) (NYSE American: CTGO) and HighGold Mining Inc. (“HighGold”) (TSXV: HIGH, OTCQX: HGMIF) are pleased to announce that they have entered into a definitive arrangement agreement (the “Agreement”) pursuant to which Contango will acquire all of the issued and outstanding shares of HighGold by way of a court approved plan of arrangement under the Business Corporations Act (British Columbia) (the “Transaction”).

Under the terms of the Agreement, each HighGold share (“HighGold Share”) will be exchanged for 0.019 shares of Contango common stock (each whole share, a “Contango Share”) (the “Exchange Ratio”) based on the volume weighted average price (“VWAP”) of Contango for the five-day period ending on May 1, 2024. The Exchange Ratio implies total consideration of C$0.55 (approximately US$0.40) per HighGold Share and total HighGold equity value of approximately US$37 million (Cdn$51 million). The consideration represents a premium of 59% based on Contango’s and HighGold’s 20-day VWAP.

Upon completion of the Transaction, existing Contango shareholders will own approximately 85% and HighGold shareholders will own approximately 15% of the combined company.

In connection with the Transaction, Contango will grant to HighGold the right to appoint one (1) director to its board of directors.

CONFERENCE CALL AND WEBCAST

Contango and HighGold management will host a joint conference call and webcast to discuss the Transaction on May 2, 2024, at 12:00pm EST / 9:00am PST. Participants may join the webcast using the following call-in details: Contango ORE Announces Acquisition of HighGold (6ix.com)

TRANSACTION HIGHLIGHTS

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Creation of a leading Alaskan gold company with a low-risk and properly sequenced portfolio – Manh Choh is Alaska’s next gold mine with first gold pour expected in the second half of 2024. Organic path to +100 thousand (“k”) ounces (“oz”) in annual gold production with the potential to apply the direct ship ore (“DSO”) model used at Manh Choh to both HighGold’s Johnson Tract Project and Contango’s Lucky Shot Project.
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Addition of a third high-quality deposit with long term upside potential – Immediately increases Contango’s current resources threefold by adding +1 million (“M”) oz of gold equivalent (“AuEq”) @ approximately 9.4 grams per tonne (“g/t”) AuEq . Further exploration potential along the Johnson Tract Project’s highly prospective 7.5-mile mineralized trend.
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Management of Contango is ideally positioned to unlock value at Johnson Tract – Consistent with the development of Manh Choh, which is on schedule and on budget, Contango expects to unlock value from the Johnson Tract Project without the burden of large upfront capital requirements. The Johnson Tract Project’s strategic seaside location expands opportunities for applying the DSO model.

Exhibit 99.1

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Financial flexibility to fund growth through existing balance sheet capacity and near-term cash flow – Contango has the ability to progress the Johnson Tract Project with enhanced financial capacity underpinned by organic cash flow to be generated at Manh Choh and a track-record of successful project development and execution in Alaska.
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Partnerships with Cook Inlet Region, Inc. (“CIRI”) and the Alaska Native Tetlin Tribe (“Tetlin Tribe”) – HighGold has a lease agreement with CIRI, a regional corporation established by the Alaska Native Claims Settlement Act of 1971, authorizing the exploration and development of the Johnson Tract Project while Contango, through its joint venture with Kinross, has an existing partnership with the Tetlin Tribe authorizing mining and exploration activities at Manh Choh.
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Compelling re-rate potential – Re-rating to be driven by multiple near-term catalysts, led by achieving commercial production at Manh Choh, and an enhanced combined capital markets profile.

Rick Van Nieuwenhuyse, President and CEO of Contango said, “Darwin Green and his team have done an excellent job adding value to the Johnson Tract Project in a very tough market. The combination of HighGold and Contango makes a tremendous amount of strategic sense for both sets of shareholders – it is a true win-win for all. With the cash flow expected in the second half of 2024 from our high grade Manh Choh operation achieving commercial production, we will be able to continue to create value for the Johnson Tract Project and advance this high-quality project through to production. When combined with our Manh Choh and Lucky Shot projects, the Johnson Tract Project represents another asset that meets our criteria to be a run-of-mine, direct shipping ore operation. Contango will now develop a growth plan to advance these three assets to a production decision and target producing well in excess of 150,000 ounces of gold per year.”

“We believe that a model of focusing on assets that meet three specific criteria: 1) located near existing or amenable to new infrastructure; 2) sufficient grade to directly transport run-of-mine ore to an existing third party processing facility; and 3) inclusive of a simple ore body – specifically in terms of permitting; will enable Contango to continue to build a significant production profile while minimizing our environmental footprint. As demonstrated, this business model would result in low permitting and execution risk, low initial capital outlay and shorter timelines to production. This model has worked well for Manh Choh and we believe it will work well for the Lucky Shot and Johnson Tract projects.”

“We look forward to working closely with CIRI to rapidly advance the Johnson Tract Project to a production decision. In addition to the three projects discussed, Contango has assembled an impressive group of exploration stage properties in Alaska including: the 675,000 acres of highly prospective ground in the Tintina Gold belt and under lease from the Tetlin Alaska Native Tribe by our Peak Gold JV partner Kinross; our early stage assets (Eagle-Hona, Triple Z, and Shamrock); most of the Willow district surrounding the Lucky Shot Project; and now a large tract of private land owned by CIRI, a very successful Alaska Native Corporation based in Anchorage, Alaska.”

Darwin Green, President and CEO of HighGold said, “HighGold believes this transaction with Contango represents a compelling value creating opportunity for our shareholders, with obvious synergies, an enhanced capital markets profile, financial strength, and a robust platform for future growth. It is a union that brings together three of Alaska’s most compelling high-grade gold deposits in one company with ability to self-fund growth out of cash-flow.”

“Contango’s unique business model sets it apart in the mining sector. Focusing on assets with potential for DSO development, in which mineralized material is shipped to an existing off-site facility for processing mitigates much of the risk of conventional stand-alone mines. Advantages of the DSO model include lower capital costs,

Exhibit 99.1

lower execution risk, lower environmental impact, and potential for significantly shorter timelines to achieve production. Contango’s management has a strong track record of achievement in Alaska, most recently with their near-production Manh Choh project, in partnership with Kinross, which was permitted and built in 2.5 years. With Contango’s experience, financial capabilities, and projected robust cash flow we are confident in their ability to propel the Johnson Tract Project forward. We extend our gratitude to our shareholders, stakeholders and the entire HighGold team for their dedicated efforts and support. We look forward to joining with Contango as it enters production and moves forward with the leading development pipeline in Alaska.”

BENEFITS TO CONTANGO SHAREHOLDERS

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The Johnson Tract Project is a high-grade +1 M oz AuEq polymetallic deposit (grade of approximately 9.4 g/t AuEq) with an opportunity for near term production and excellent exploration potential.
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Strengthens Contango’s core portfolio and positions it to continue executing its strategy of building Alaska’s next gold mines and growing annual gold production to +150 k oz Au.
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Significant potential to unlock value by leveraging Contango’s expertise, resources and projected cash flow to accelerate the development of the Johnson Tract Project.
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Opportunity to execute Contango’s proven low-risk development strategy using its DSO platform. Contango has developed Manh Choh on schedule and on budget with production expected in the second half of 2024.
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Highly accretive to Contango on an in-situ basis with HighGold’s ounces being acquired at ~US$30/oz AuEq with potential for a re-rating within Contango’s portfolio as Manh Choh achieves commercial production.
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Expanded platform for Contango to continue its growth strategy in Alaska and elsewhere in the US and Canada.

BENEFITS TO HIGHGOLD SHAREHOLDERS

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Significant upfront premium of approximately 59% and 79% based on both companies’ respective 20-day and 5-day VWAP.
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Early participation in an emerging growth-focused gold mining company with a mission to become a low-risk multi-asset producer.
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Elevated capital markets profile, improved trading liquidity and NYSE American listing and inclusion in the Russell 2000 index.
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Ability for Contango to progress the Johnson Tract Project with enhanced financial capacity, supported by projected organic cash flow and the teams impressive project development track-record in Alaska.
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Manh Choh projected to generate US$54 million per year in free cash flow at a gold price of $1,920/oz (based on Contango’s 30% interest).
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Near-term re-rating potential once transitioned into a producer, with first gold pour from Manh Choh expected in the second half of 2024.
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Potential to apply DSO model successfully utilized at Manh Choh to both the Johnson Tract Project and Contango’s Lucky Shot Project.

Exhibit 99.1

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Continued exposure to exploration upside with lower execution and funding risk.

TRANSACTION STRUCTURE AND TERMS

The Transaction will be carried out by way of court-approved Plan of Arrangement under the Business Corporations Act (British Columbia) and will require approval by 66 2/3% of the votes cast by HighGold shareholders and option holders, and 66 2/3% of votes cast by HighGold shareholders and option holders, voting together as a single class at a special meeting (the “Meeting”) expected to be held in late July 2024. Directors and officers of HighGold, representing an aggregate of approximately 1.9% of the issued and outstanding HighGold Shares, have entered into voting support agreements pursuant to which, among other things, each director and officer has agreed to vote in favor of the Transaction at the Meeting.

In addition to HighGold securityholder approval, the Transaction is subject to other applicable regulatory approvals and closing conditions which are customary for a transaction of this nature. The Agreement contains customary provisions including non-solicitation, "fiduciary out" and "right to match" provisions, as well as a C$2.0 M termination fee payable to either company under certain circumstances. Subject to the satisfaction of these conditions, Contango and HighGold expect the Transaction to be completed in July 2024.

Full details of the Transaction are set out in the Agreement, which will be made available on SEDAR+ under the issuer profile of HighGold at www.sedarplus.ca and will also be contained in an information circular that will be mailed to HighGold shareholders in May 2024.

SUSTAINABILITY AND INDIGENOUS

Contango will continue to honor HighGold’s lease agreement with CIRI, a regional corporation established by the Alaska Native Claims Settlement Act of 1971. This lease agreement authorizes the exploration of the Johnson Tract Project by HighGold, which was granted to CIRI under the terms of the Alaska Native Claims Settlement Act of 1971 and the Cook Inlet Land Exchange of 1976.

Contango understands that respect and partnership with Native communities and organizations, including CIRI, are central to operating in Alaska. Contango is committed to advancing sustainable mining operations through environmental, social, and governance practices. Contango’s efforts in this regard have been demonstrated through an existing partnership with the Tetlin Tribe, and will also encompass the lease agreement of the Johnson Tract Project and continued collaboration with CIRI going forward.

BOARDS OF DIRECTORS’ RECOMMENDATIONS

The Agreement has been unanimously approved by the Contango board of directors and the HighGold board of directors. The HighGold board of directors recommends that securityholders vote in favor of the Transaction at the Meeting.

Agentis Capital Mining Partners and Evans & Evans, Inc. have provided fairness opinions to the Board of Directors of HighGold stating that, as of the date of such opinion, and based upon and subject to the assumptions, limitations and qualifications stated in such opinion, the consideration to be paid under the Transaction is fair from a financial point of view, to HighGold shareholders.

ADVISORS AND COUNSEL

Contango has engaged Cormark Securities Inc. as financial advisor, Blake, Cassels & Graydon LLP as Canadian legal counsel and Holland & Knight LLP as US legal counsel in connection with the Transaction.

HighGold has engaged Agentis Capital Mining Partners as financial advisor and DuMoulin Black LLP as legal counsel in connection with the Transaction.

Exhibit 99.1

TECHNICAL INFORMATION

Contango has appointed John Sims, C.P.G. of Sims Resources LLC as its Qualified Person as defined in subpart 1300 of Regulation S-K; he has approved the scientific and technical information related to Contango operations contained in this news release.

Ian Cunningham-Dunlop, P.Eng., Senior VP Exploration for HighGold Mining Inc. and a Qualified Person as defined by Canadian National Instrument 43-101, has reviewed and approved the technical information related to HighGold contained in this release.

ABOUT CONTANGO

Contango is a NYSE American listed company that engages in exploration for gold and associated minerals in Alaska. Contango holds a 30% interest in the Peak Gold, LLC (the “Peak Gold JV”), which leases approximately 675,000 acres of land for exploration and development on the Manh Choh Project, with the remaining 70% owned by an indirect subsidiary of Kinross, operator of the Peak Gold JV. The Company also has a lease on the Lucky Shot Project from the underlying owner, Alaska Hardrock Inc. and through its subsidiary has 100% ownership of approximately 8,600 acres of peripheral State of Alaska mining claims. Contango also owns a 100% interest in an additional approximately 145,000 acres of State of Alaska mining claims through its wholly owned subsidiary, which gives Contango the exclusive right to explore and develop minerals on these lands. Additional information can be found on our web page at www.contangoore.com.

ABOUT HIGHGOLD

HighGold is a mineral exploration company focused on advancing the high-grade Johnson Tract Gold-Zinc-Copper Project located in accessible Southcentral Alaska, USA. HighGold’s experienced Board and senior management team, are committed to creating shareholder value through the discovery process, careful allocation of capital, and environmentally/socially responsible mineral exploration. Additional information can be found on its web page at www.highgoldmining.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements and certain “forward-looking information” (within the meaning of Canadian securities legislation) regarding Contango, HighGold, the Transaction, the terms of the Transaction, the expected benefits of the Transaction, the completion of the Transaction, the timing of the Transaction, the development timeline of the Man Choh Project, expectations with respect to the development of the Johnson Tract Project post-Transaction, Contango’s growth plans post-Transaction and the continued cooperation of Contango with CIRI, that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango and HighGold’s current expectations or assumptions as to the outcome and timing of such future events and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “believes”, “targets”, “approximately”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements. These risks include, but are not limited to: risks related to the ability of the parties to close the Transaction; risks inherent to the exploration and mining industry (for example, operational risks in exploring for and, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability

Exhibit 99.1

to realize the anticipated benefits of the Peak Gold JV and the Johnson Tract Project; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s exploration program or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

Exhibit 99.1

CONTACTS:

Contango ORE, Inc.
Rick Van Nieuwenhuyse

President & Chief Executive Officer

(907) 888-4273

www.contangoore.com

HighGold Mining Inc

Darwin Green

President & Chief Executive Officer

(604) 629-1165

Or

Nicole Hoeller

Vice-President, Communications

(604) 629-1165

nicole@highgoldmining.com